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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                January 22, 1999


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                      1-3521                 95-4128205
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
        incorporation)                    Number)            Identification No.)



                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)



              Registrant's telephone number, including area code -
                                 (813) 632-4500



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits

        The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-29049) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.


     Exhibit     Description
     -------     -----------
        1       Terms Agreement dated January 22, 1999, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman,
                Sachs & Co., and Salomon Smith Barney Inc., that incorporates by reference the Debt Securities Underwriting Agreement Basic
                Provisions dated October 6, 1997, the form of which was filed with the Securities and Exchange Commission on June 12, 1997, as
                Exhibit (1)(a) to the Registrant's Registration Statement on
                Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended

        4(a)    Certificate, dated as of January 22, 1999, pursuant to Section
                301 of the Senior Indenture, dated as of October 1, 1997, between the Registrant and First Union National Bank, as Senior
                Trustee

        4(b)    Specimen Global 5.85% Senior Note due 2004

        23(a)   Consent of Counsel - Foster Pepper & Shefelman PLLC

        23(b)   Consent of Accountants - Deloitte & Touche LLP

        23(c)   Consent of Accountants - PricewaterhouseCoopers LLP



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARISTAR, INC.



                                       By:  /s/ FAY L. CHAPMAN
                                          --------------------------------------
                                                Fay L. Chapman
                                                Executive Vice President

Date:  January 22, 1999



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                                  EXHIBIT INDEX



     Exhibit     Description
     -------     -----------

        1 Terms Agreement dated January 22, 1999, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman,
                Sachs & Co., and Salomon Smith Barney Inc., that incorporates by reference the Debt Securities Underwriting Agreement Basic
                Provisions dated October 6, 1997, the form of which was filed with the Securities and Exchange Commission on June 12, 1997, as
                Exhibit (1)(a) to the Registrant's Registration Statement on
                Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended

        4(a)    Certificate, dated as of January 22, 1999, pursuant to Section
                301 of the Senior Indenture, dated as of October 1, 1997, between the Registrant and First Union National Bank, as Senior
                Trustee

        4(b)    Specimen Global 5.85% Senior Note due 2004

        23(a)   Consent of Counsel - Foster Pepper & Shefelman PLLC

        23(b)   Consent of Accountants - Deloitte & Touche LLP

        23(c)   Consent of Accountants - PricewaterhouseCoopers LLP



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